                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.2

                             FREEPORT BRICK COMPANY
                                INCOME STATEMENT
                                FISCAL YEAR 2004

   ACCT NUMBER             DESCRIPTION              TOTAL
   GROSS SALES
     2001-10       LADLE BRICK 1ST                216,284.20
     2002-10       HIGH ALUMINA LADLE BRICK       295,575.63
     2003-10       BARRIER BRICK                1,404,877.12
     2005-10       DURO BRICK                      72,192.20
     2016-10       TEST MOLDS                      26,369.28
     2020-10       DRY PRESS PAVERS                14,453.67
     2021-10       HIGH DUTY BRICK                  1,809.40
     2026-10       ALL SECONDS                     16,820.18
     2051-10       MORTAR                          39,952.58
                                                ------------

                          TOTAL GROSS SALES     2,088,334.26

     2100-10       DISCOUNTS                       10,235.68
     2102-10       TRUCKING                           531.61
     2104-10       COMMISSIONS                    147,825.19
     2107-10       PALLETS                          1,761.26
     2113-10       LADLE BRICK DESIGN CHARGES         775.00
     2115-10       BANDING & PACKAGING             22,701.83
     2150-10       INVENTORY CHANGE               439,650.48
                                                ------------

                         TOTAL COST OF SALES      623,481.05
                                                ------------

                          MANUFACTURED SALES    1,464,853.21

OPERATING EXPENSE
     3002-10       KILN / FIREMAN PAYROLL          55,934.90
     3003-10       PROD / SHIP                    113,561.09
     3004-10       GRINDING / MIXING PAYROLL       75,477.92
     3008-10       MAINTENANCE                    105,328.46
     3055-10       ACCRUED VACTION PAY             15,474.69
     3101-10       FACTORY & YARD R&S              60,590.22
     3102-10       AUTO & TRUCK EXP                51,380.06
     3103-10       TUNNEL KILN R&S                 18,411.58
     3104-10       GRINDING R&S                     7,968.03
     3105-10       LAB R&S                            491.50
     3108-10       DIES EXPENSE                    75,794.35
     3109-10       CLAY COST                       24,533.55
     3110-10       CLAY COST TRANSPORTATION        21,203.10
     3112-10       ADDITIVES                      -72,026.75
     3115-10       CLAY TRANS NON-DEPL             18,322.65
     3116-10       CLAY COST NON-DEPL              22,538.50
     3120-10       EQUIP R&S                           17.55
     3125-10       ELECTRICITY                     87,405.99
     3126-10       NATURAL GAS                    344,658.66
     3127-10       RENT                             1,440.00
     3128-10       WATER & SEWAGE                   5,438.52
     3200-10       COMPANY INSURANCE                3,495.00
     3201-10       WORKERS COMP                    52,284.50
     3202-10       GROUP INSURANCE                139,472.02
     3203-10       PENSION                          3,000.00
     3250-10       TAXES REALESTATE                33,600.00
     3251-10       TAXES ST UNEMPLOMENT            14,430.18
     3252-10       FICA                            31,685.70
     3253-10       SALES & USE TAX                  3,626.35
     3255-10       FICA HOSPITAL INS TAX            7,410.55
     3256-10       FED UNEMPLOYMENT                 1,353.35
     3300-10       DEPRECIATION                   135,300.00
     3500-10       INTERCO TRUCKING                 1,644.54
     3600-10       HEALTH & SAFETY                 11,951.23
     3890-10       INTERCO OPER EXP ALLOC          88,496.00
                                                ------------

                       TOTAL OPERATING EXPENSE  1,561,693.99
                                                ------------

                             GROSS PROFIT         (96,840.78)

GERERAL & ADMIN EXPENSE
     4002-10       SALARIES FOREMEN                83,815.50
     4004-10       SALARIES QC                     31,995.42
     4020-10       SALARIES ADMIN                   7,726.25
     4100-10       OFFICE EXPENSE                     536.34
     4101-10       TELEPHONE EXPENSE                3,990.00
     4102-10       SELLING EXPENSE                    501.00
     4103-10       GENERAL EXPENSE                    883.11
     4104-10       PROFESSIONAL SERVICES            2,213.82
     4105-10       BANK CHARGES                       700.84
     4110-10       INFORMATION TECHNLOGY EXP          736.00
     4200-10       OFFICERS LIFE                      646.01
     4300-10       RESEARCH & DEVELOPMENT             245.40
     4890-10       INTERCO ADMIN EXP ALLOC        170,239.00
                                                ------------

                            TOTAL S.G.& A.        304,228.69
                                                ------------

                           OPERATING INCOME      (401,069.47)

   OTHER INCOME
     7001-10       EARNED DISCOUNTS                (1,340.25)
     7003-10       MISC. INCOME                   (50,921.15)
     7008-10       FINANCE CHARGES                     11.27
     7250-10       ROYALTY INCOME                     (15.00)
     7900-10       INCREASE IN CSV                   (254.06)
                                                ------------

                          TOTAL OTHER INCOME      (52,519.19)

                             FREEPORT BRICK COMPANY
                                INCOME STATEMENT
                                FISCAL YEAR 2004

ACCT NUMBER               DESCRIPTION              TOTAL
  OTHER EXPENSE
     8001-10       INTEREST EXPENSE                  930.69
                                                ------------

                         TOTAL OTHER EXPENSES        930.69

                       NET INCOME BEFORE TAXES  (349,480.97)

     9998-10       FED CORP INC TAX             (120,073.00)
                                                ------------

                           TOTAL CORP TAXES     (120,073.00)

                              NET INCOME        (229,407.97)
                                                ============

                            KITTANNING BRICK COMPANY
                                INCOME STATEMENT
                                FISCAL YEAR 2004

ACCT NUMBER          DESCRIPTION            TOTAL
GROSS SALES
  2001-00    LADLE BRICK 1ST               25,551.96
  2002-00    LADLE BRICK H/A            1,676,945.05
  2003-00    BARRIER BRICK                138,086.80
  2005-00    DURO BRICK                   926,068.39
  2006-00    RED SHALE                    130,137.84
  2010-00    NOZZLES                       41,174.88
  2011-00    SLEEVES                      321,111.05
  2012-00    RUNNERS                    2,532,897.27
  2017-00    BOOK TILE                    134,374.80
  2020-00    PAVERS                       482,160.44
  2021-00    HIGH DUTY BRICK               12,465.32
  2025-00    CLAY RIBBON                  194,833.60
  2026-00    ALL SECONDS                    2,585.00
                                        ------------

                    TOTAL GROSS SALES   6,618,392.40

  2100-00    DISCOUNTS                     45,290.15
  2102-00    TRUCKING                       4,629.03
  2104-00    COMMISSIONS                   17,462.08
  2107-00    PALLETS                       25,872.20
  2108-00    EXPORT CHARGES                   165.00
  2112-00    DURO DESIGN CHARGES            1,175.00
  2115-00    BANDING & PACKAGING           75,094.33
  2125-00    SUBCONTRACTED SERVICES         1,995.00
  2150-00    INVENTORY CHANGE            (480,744.78)
                                        ------------

                   TOTAL COST OF SALES   -309,061.99

                   MANUFACTURED SALES   6,927,454.39

                            KITTANNING BRICK COMPANY
                                INCOME STATEMENT
                                FISCAL YEAR 2004

   ACCT NUMBER              DESCRIPTION            TOTAL
OPERATING EXPENSE
     3002-00       KILN / FIREMAN PAYROLL         122,204.72
     3003-00       PROD / SHIP                    615,838.81
     3004-00       GRINDING / MIXING PAYROLL       62,997.71
     3008-00       MAINTENANCE                    146,877.45
     3055-00       ACCRUED VACTION PAY             52,120.08
     3101-00       FACTORY & YARD R&S             117,507.28
     3102-00       AUTO & TRUCK EXP                61,306.40
     3103-00       TUNNEL KILN R&S                 16,369.81
     3104-00       GRINDING R&S                    10,742.26
     3105-00       LAB R&S                          1,240.46
     3106-00       ENGINEERING & DRAFTING EXP.     16,275.00
     3107-00       PALLETS                          1,552.18
     3108-00       DIES EXPENSE                   430,281.50
     3109-00       CLAY COST                       36,299.76
     3110-00       CLAY COST TRANSPORTATION        25,072.16
     3112-00       ADDITIVES                      877,915.62
     3113-00       GROUNDS R&S                      4,689.26
     3114-00       CLAY EXPLORATION                   445.38
     3115-00       CLAY TRANS NON-DEPL             52,561.69
     3116-00       CLAY COST NON-DEPL              83,269.08
     3125-00       ELECTRICITY                    184,678.94
     3126-00       NATURAL GAS                  1,533,084.74
     3127-00       RENT                             4,200.00
     3128-00       WATER & SEWAGE                     612.35
     3200-00       COMPANY INSURANCE                1,960.00
     3201-00       WORKERS COMP                    70,427.20
     3202-00       GROUP INSURANCE                394,652.08
     3203-00       PENSION                         50,400.00
     3250-00       PROPERTY TAXES                  43,000.00
     3251-00       TAXES ST UNEMPLOMENT            18,261.27
     3252-00       FICA                            89,054.94
     3253-00       SALES & USE TAX                  1,370.46
     3255-00       FICA HOSPITAL INS TAX           20,827.17
     3256-00       FED UNEMPLOYMENT                 3,197.90
     3300-00       DEPRECIATION                    71,000.00
     3600-00       HEALTH & SAFETY                  3,628.39
     3890-00       INTERCO OPER EXP ALLOC         304,448.00
                                                ------------

                       TOTAL OPERATING EXPENSE  5,530,370.05

                             GROSS PROFIT       1,397,084.34

                            KITTANNING BRICK COMPANY
                                INCOME STATEMENT
                                FISCAL YEAR 2004

     ACCT NUMBER                 DESCRIPTION             TOTAL
GERERAL & ADMIN EXPENSE
     4001-00             SALARIES OFFICERS               90,000.00
     4002-00             SALARIES FOREMEN               129,400.00
     4004-00             SALARIES QC                     75,118.43
     4020-00             SALARIES ADMIN                 138,600.00
     4100-00             OFFICE EXPENSE                  14,749.48
     4101-00             TELEPHONE EXPENSE                8,177.99
     4102-00             SELLING EXPENSE                  3,875.61
     4103-00             GENERAL EXPENSE                  1,609.94
     4104-00             PROFESSIONAL SERVICES            2,670.66
     4105-00             BANK CHARGES                       440.45
     4106-00             LIMITED T&E                        166.16
     4110-00             INFORMATION TECHNLOGY EXP       10,335.47
     4160-00             CONTRIBUTIONS                       50.00
     4200-00             OFFICERS LIFE                    7,954.83
     4260-00             WAGE CONTINUATION                5,378.37
     4300-00             RESEARCH & DEVELOPMENT           2,619.17
     4800-00             PA. CAPITAL STOCK TAX              300.00
     4890-00             INTERCO ADMIN EXP ALLOC        582,592.00
                                                      ------------

                                  TOTAL S.G.& A.      1,074,038.56

                                 OPERATING INCOME       323,045.78

   OTHER INCOME
     7001-00             EARNED DISCOUNTS                (1,267.38)
     7002-00             INTEREST INCOME                   (140.70)
     7003-00             MISC. INCOME                       (19.26)
                                                      ------------

                                TOTAL OTHER INCOME       -1,427.34

  OTHER EXPENSE
     8001-00             INTEREST EXPENSE                 3,642.34
     8003-00             BAD DEBTS                          355.20
                                                      ------------

                               TOTAL OTHER EXPENSES       3,997.54

                             NET INCOME BEFORE TAXES    320,475.58

     9997-00             PA. CNI TAX                     32,843.00
     9998-00             FED CORP INC TAX               111,665.00
                                                      ------------

                                 TOTAL CORP TAXES       144,508.00

                                    NET INCOME          175,967.58
                                                      ============

                               FREE MADIE COMPANY
                                INCOME STATEMENT
                                FISCAL YEAR 2004

     ACCT NUMBER                 DESCRIPTION             TOTAL
   GROSS SALES
     2031-00             MACHINE & DIE OUTSIDE        103,931.02
     2032-00             MACHINE & DIE INTERCO        542,173.46
     2033-00             ENGINEERING SERVICE           18,625.00
                                                      -----------

                                TOTAL GROSS SALES     664,729.48

     2101-00             MATERIAL PURCHASES - FM      108,932.35
     2102-00             TRUCKING                       1,675.60
     2115-00             BANDING & PACKAGING            2,715.16
     2125-00             SUBCONTRACTED SERVICES        25,656.02
     2150-00             INVENTORY CHANGE              14,351.00
                                                      -----------

                               TOTAL COST OF SALES    153,330.13

                               MANUFACTURED SALES     511,399.35

OPERATING EXPENSE
     3001-00             WAGES MACHINISTS             274,185.72
     3055-00             ACCRUED VACTION PAY           14,652.28
     3101-00             SHOP REPAIRS & SUPPLIES        7,373.56
     3102-00             AUTO & TRUCK EXP               1,516.32
     3103-00             MACHINING TOOLS & SUPPLIES    57,379.64
     3104-00             BUILDING REPAIRS & SUPPLIES    4,728.93
     3113-00             GROUNDS R&S                    5,244.75
     3120-00             EQUIP R&S                     15,827.30
     3125-00             ELECTRICITY                   14,953.81
     3126-00             NATURAL GAS                    4,862.59
     3128-00             WATER & SEWAGE                 1,511.83
     3200-00             COMPANY INSURANCE              2,010.00
     3201-00             WORKERS COMP                  19,100.00
     3202-00             GROUP INSURANCE               88,795.01
     3203-00             PENSION                       (2,400.00)
     3250-00             PROPERTY TAXES                 9,275.00
     3251-00             TAXES ST UNEMPLOMENT           2,443.56
     3252-00             FICA                          23,898.58
     3253-00             SALES & USE TAX                1,550.67
     3255-00             FICA HOSPITAL INS TAX          5,589.29
     3256-00             FED UNEMPLOYMENT                 743.37
     3300-00             DEPRECIATION                  39,100.00
     3600-00             HEALTH & SAFETY                1,347.52
                                                      -----------

                             TOTAL OPERATING EXPENSE  593,689.73

                                   GROSS PROFIT       -82,290.38

GERERAL & ADMIN EXPENSE

                               FREE MADIE COMPANY
                                INCOME STATEMENT
                                FISCAL YEAR 2004

 ACCT NUMBER              DESCRIPTION            TOTAL
     4002-00     SALARIES FOREMEN               44,400.00
     4006-00     SALARIES OTHERS                53,086.14
     4020-00     SALARIES ADMIN                 23,404.19
     4100-00     OFFICE EXPENSE                  3,618.01
     4101-00     TELEPHONE EXPENSE               2,873.20
     4102-00     SELLING EXPENSE                   549.88
     4103-00     GENERAL EXPENSE                 3,038.68
     4104-00     PROFESSIONAL SERVICES             450.50
     4105-00     BANK CHARGES                      300.00
     4109-00     ADVERTISING                       771.35
     4110-00     INFORMATION TECHNLOGY EXP         536.30
     4800-00     PA. CAPITAL STOCK TAX              78.00
     4890-00     INTERCO ADMIN EXP ALLOC        17,196.00
                                              ------------

                          TOTAL S.G.& A.       150,302.25

                         OPERATING INCOME     (232,592.63)

   OTHER INCOME
     7001-00     EARNED DISCOUNTS                 (693.78)
     7002-00     INTEREST INCOME                   (25.09)
     7003-00     MISC. INCOME                     (154.98)
                                              ------------

                        TOTAL OTHER INCOME        (873.85)

  OTHER EXPENSE
     8001-00     INTEREST EXPENSE                5,305.51
                                              ------------

                       TOTAL OTHER EXPENSES      5,305.51

                     NET INCOME BEFORE TAXES  (237,024.29)

     9998-00     FED CORP INC TAX              (80,588.00)
                                              ------------

                         TOTAL CORP TAXES      (80,588.00)

                            NET INCOME        (156,436.29)
                                              ============

                           FREEPORT REFRACTORIES INC.
                                FISCAL YEAR 2004
                                    WORKDAYS

     ACCT NUMBER                 DESCRIPTION             TOTAL
   GROSS SALES

                          TOTAL GROSS SALES                  0.00

                          TOTAL COST OF SALES                0.00

                          MANUFACTURED SALES                 0.00

OPERATING EXPENSE
     3102-00             AUTO & TRUCK EXP                7,393.50
     3200-00             COMPANY INSURANCE               2,730.00
     3201-00             WORKERS COMP                    4,487.51
     3202-00             GROUP INSURANCE                33,408.27
     3203-00             PENSION                        48,000.00
     3251-00             TAXES ST UNEMPLOMENT              357.27
     3252-00             FICA                           12,110.97
     3255-00             FICA HOSPITAL INS TAX           2,832.41
     3256-00             FED UNEMPLOYMENT                  167.58
     3300-00             DEPRECIATION                   11,400.00
     3890-00             INTERCO OPER EXP ALLOC       (126,423.00)
                                                      -----------

                             TOTAL OPERATING EXPENSE    (3,535.49)

                                   GROSS PROFIT          3,535.49

GERERAL & ADMIN EXPENSE
     4003-00             SALARIES R&D                   64,800.00
     4010-00             SALARIES SALESMEN             129,204.00
     4020-00             SALARIES ADMIN                  3,900.00
     4100-00             OFFICE EXPENSE                    153.11
     4102-00             SELLING EXPENSE                24,586.48
     4103-00             GENERAL EXPENSE                   116.59
     4104-00             PROFESSIONAL SERVICES          10,453.11
     4105-00             BANK CHARGES                      192.11
     4106-00             LIMITED T&E                     9,316.08
     4110-00             INFORMATION TECHNLOGY EXP          62.34
     4200-00             OFFICERS LIFE                   5,903.25
     4260-00             WAGE CONTINUATION               3,986.82
     4300-00             RESEARCH & DEVELOPMENT             39.00
     4800-00             PA. CAPITAL STOCK TAX             600.00
     4890-00             INTERCO ADMIN EXP ALLOC      (253,311.00)
                                                      -----------

                                  TOTAL S.G.& A.             1.89

                                 OPERATING INCOME        3,533.60

                           FREEPORT REFRACTORIES INC.
                                FISCAL YEAR 2004
                                    WORKDAYS

  ACCT NUMBER             DESCRIPTION          TOTAL
   OTHER INCOME
                                              ---------

                        TOTAL OTHER INCOME         0.00

  OTHER EXPENSE
     8001-00     INTEREST EXPENSE              7,166.63
                                              ---------

                       TOTAL OTHER EXPENSES    7,166.63

                     NET INCOME BEFORE TAXES  (3,633.03)

     9998-00     FED CORP INC TAX             (1,236.00)
                                              ---------

                         TOTAL CORP TAXES     (1,236.00)

                            NET INCOME        (2,397.03)
                                              =========

                             FREEPORT BRICK COMPANY
                                  BALANCE SHEET

                                    31-DEC-04

CURRENT ASSETS:

CASH                                                       60,273.98
ACCOUNTS RECEIVABLE                                       226,137.35
INVENTORIES                                             1,331,380.65
INTER-COMPANY ACCOUNTS                                 (5,408,075.27)
PREPAID EXPENSES                                          (17,252.66)
                                                       -------------

                                 TOTAL CURRENT ASSETS  (3,807,535.95)


PROP., PLANT, & EQUIPMENT:

LAND & IMPROVEMENTS                                        49,046.39
BUILDINGS & STRUCTURES                                  1,966,319.32
KILNS & DRYERS                                          1,712,254.31
MACHINERY & EQUIPMENT                                   1,372,784.37
BRICK DIES                                                109,977.09
TRUCK'S, AUTO'S & HILIFTS                                 162,111.25
GROUND EQUIPMENT                                            4,533.70
OTHER EQUIPMENT                                           134,436.40
ACCUMULATED DEPRECIATION                               (4,250,553.72)
                                                       -------------

                      TOTAL PROP., PLANT, & EQUIPMENT   1,260,909.11

OTHER ASSETS:

CASH SURRENDER VALUE LIFE INS.                             97,780.65
                                                       -------------

                                 TOTAL OTHER ASSETS        97,780.65

                                         TOTAL ASSETS  (2,448,846.19)
                                                       =============


CURRENT LIABILITIES:

ACCOUNTS PAYABLE                                          123,421.12
PAYROLL W/H                                                   991.58
ACCRUED VACATION                                            4,118.04
ACCRUED PROPERTY TAX                                       (1,268.51)
ACCRUED UNEMPLOYMENT TAX                                     (815.80)
ACCRUED FEDERAL TAX - CURRENT                            (120,073.00)
                                                       -------------

                              TOTAL CURRENT LIABILITY       6,373.43

OTHER LIABILITIES:

DEFERRED STATE TAXES                                       29,093.00
RESERVE FOR CONTINGENCIES                                  21,274.61
LEASES PAYABLE                                                  0.02
                                                       -------------

                              TOTAL OTHER LIABILITIES      50,367.63

                                    TOTAL LIABILITIES      56,741.06
                                                       -------------

STOCKHOLDER EQUITY:

CAPITAL STOCK                                                  10.00
ADDITIONAL PAID IN CAPITAL                              1,774,386.50
RETAINED EARNINGS                                      (4,050,575.78)
CURRENT EARNINGS                                         (229,407.97)
                                                       -------------

                             TOTAL STOCKHOLDER EQUITY  (2,505,587.25)

                            TOTAL LIABILITY & CAPITAL  (2,448,846.19)
                                                       =============


                                                                 0.00

                            KITTANNING BRICK COMPANY
                                  BALANCE SHEET

                                    31-DEC-04

CURRENT ASSETS:

CASH                                                             70,438.39
ACCOUNTS RECEIVABLE                                             574,089.93
INVENTORIES                                                   2,778,517.12
INTER-COMPANY ACCOUNTS                                         (613,454.34)
PREPAID EXPENSES                                                (19,863.08)
                                                            --------------

                TOTAL CURRENT ASSETS                          2,789,728.02


PROP., PLANT, & EQUIPMENT:

LAND & IMPROVEMENTS                                              17,815.23
BUILDINGS & STRUCTURES                                        1,722,788.86
KILNS & DRYERS                                                1,727,473.22
MACHINERY & EQUIPMENT                                         1,551,036.10
BRICK DIES                                                      116,260.34
TRUCK'S, AUTO'S & HILIFTS                                       105,334.90
OTHER EQUIPMENT                                                 179,233.52
ACCUMULATED DEPRECIATION                                     (4,750,068.72)
                                                            --------------

                TOTAL PROP., PLANT, & EQUIPMENT                 669,873.45

OTHER ASSETS:

CASH SURRENDER VALUE LIFE INS.                                  136,532.50
                                                            --------------

                TOTAL OTHER ASSETS                              136,532.50

                     TOTAL ASSETS                             3,596,133.97
                                                            ==============


CURRENT LIABILITIES:

ACCOUNTS PAYABLE                                                458,070.91
PAYROLL W/H                                                      (3,925.21)
ACCRUED VACATION                                                (17,875.75)
ACCRUED PROPERTY TAX                                             42,999.62
ACCRUED UNEMPLOYMENT TAX                                            403.43
ACCRUED PA. CNI TAX                                              (9,400.00)
ACCRUED STATE TAX - CURRENT                                      32,843.00
ACCRUED FEDERAL TAX - CURRENT                                   111,665.00
                                                            --------------

                TOTAL CURRENT LIABILITY                         614,781.00

OTHER LIABILITIES:

DEFERRED STATE TAXES                                             18,721.50
RESERVE FOR CONTINGENCIES                                        93,558.85
DEFERRED COMP. LIABILITY                                        189,397.23
NOTES PAYABLE LIFE INSURANCE                                     72,910.00
                                                            --------------

                TOTAL OTHER LIABILITIES                         374,587.58

                     TOTAL LIABILITIES                          989,368.58
                                                            --------------

STOCKHOLDER EQUITY:

CAPITAL STOCK                                                         5.00
ADDITIONAL PAID IN CAPITAL                                      392,502.69
RETAINED EARNINGS                                             2,038,290.12
CURRENT EARNINGS                                                175,967.58
                                                            --------------

                TOTAL STOCKHOLDER EQUITY                      2,606,765.39

                     TOTAL LIABILITY & CAPITAL                3,596,133.97
                                                            ==============

                                                                      0.00

                               FREE MADIE COMPANY
                                  BALANCE SHEET

                                    31-DEC-04

CURRENT ASSETS:

CASH                                                             20,138.31
ACCOUNTS RECEIVABLE                                              54,861.59
INVENTORIES                                                     161,604.00
INTER-COMPANY ACCOUNTS                                         (318,598.40)
PREPAID EXPENSES                                                 (5,840.26)
                                                            --------------

                TOTAL CURRENT ASSETS                            (87,834.76)

PROP., PLANT, & EQUIPMENT:

LAND & IMPROVEMENTS                                              33,796.50
BUILDINGS & STRUCTURES                                          212,148.98
MACHINERY & EQUIPMENT                                           595,141.34
ACCUMULATED DEPRECIATION                                       (446,214.02)
                                                            --------------

                TOTAL PROP., PLANT, & EQUIPMENT                 394,872.80

                     TOTAL ASSETS                               307,038.04
                                                            ==============

CURRENT LIABILITIES:

ACCOUNTS PAYABLE                                                 18,079.91
PAYROLL W/H                                                       3,285.14
ACCRUED VACATION                                                 15,125.20
ACCRUED PROPERTY TAX                                                108.52
ACCRUED UNEMPLOYMENT TAX                                            (23.76)
ACCRUED PA. CNI TAX                                              (4,709.00)
ACCRUED FEDERAL TAX - CURRENT                                   (80,588.00)
                                                            --------------

                TOTAL CURRENT LIABILITY                         (48,721.99)

OTHER LIABILITIES:

DEFERRED STATE TAXES                                              4,190.00
LEASES PAYABLE                                                  118,832.30
                                                            --------------

                TOTAL OTHER LIABILITIES                         123,022.30

                     TOTAL LIABILITIES                           74,300.31
                                                            --------------

STOCKHOLDER EQUITY:

CAPITAL STOCK                                                     1,000.00
ADDITIONAL PAID IN CAPITAL                                        3,230.17
RETAINED EARNINGS                                               384,943.85
CURRENT EARNINGS                                               (156,436.29)
                                                            --------------

                TOTAL STOCKHOLDER EQUITY                        232,737.73

                     TOTAL LIABILITY & CAPITAL                  307,038.04
                                                            ==============

                           FREEPORT REFRACTORIES INC.
                                  BALANCE SHEET

                                    31-DEC-04

CURRENT LIABILITIES:

ACCOUNTS PAYABLE                                                  2,772.93
PAYROLL W/H                                                         428.31
ACCRUED UNEMPLOYMENT TAX                                             (0.43)
ACCRUED PA. CNI TAX                                                 400.00
ACCRUED FEDERAL TAX - CURRENT                                    (1,236.00)
                                                            --------------

                TOTAL CURRENT LIABILITY                           2,364.81

OTHER LIABILITIES:

DEFERRED STATE TAXES                                             10,981.00
DEFERRED COMP. LIABILITY                                         81,913.16
LEASES PAYABLE                                                  165,331.78
                                                            --------------

                TOTAL OTHER LIABILITIES                         258,225.94

                    TOTAL LIABILITIES                           260,590.75
                                                            --------------

STOCKHOLDER EQUITY:

CAPITAL STOCK                                                         5.00
ADDITIONAL PAID IN CAPITAL                                    1,507,358.24
RETAINED EARNINGS                                               (10,454.82)
CURRENT EARNINGS                                                 (2,397.03)
                                                            --------------

                TOTAL STOCKHOLDER EQUITY                      1,494,511.39

                    TOTAL LIABILITY & CAPITAL                 1,755,102.14
                                                            ==============